SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2021
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)
Disaggregation of revenue
Net sales by type	2021	2020
(in thousands)
Equipment Sales	$14,989	$11,480
Adapter Sales	7,818	5,527
Software and Maintenance Sales *	3,028	3,321
Total	$25,835	$20,328